Employee Benefit Plan	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Employee Benefit Plan [Abstract]
Employee Benefit Plan

9. Stock-based Compensation Plans and Awards

In January 2014, the Board of Directors adopted the 2014 Equity Incentive Plan. Options previously issued under the 2007 Equity Incentive Plan were converted into options to purchase shares of the Company's common stock under the 2014 Equity Incentive Plan. Under the terms of the 2014 Equity Incentive Plan, the Board of Directors may award stock, options or similar rights having either a fixed or variable price related to the fair market value of the shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any other security with the value derived from the value of the shares. Such awards include stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights.

The Board of Directors may grant stock options under the 2014 Equity Incentive Plan at a price of not less than 100% of the fair market value of our common stock on the date the option is granted. Incentive stock options granted to employees who, on the date of grant, own stock representing more than 10% of the voting power of all of our classes of stock are granted at an exercise price of not less than 110% of the fair market value of our common stock. The maximum term of these incentive stock options, granted to employees who own stock possessing more than 10% of the voting power of all classes of the our stock, may not exceed five years. The maximum term of an incentive stock option granted to any other participant may not exceed ten years. Subject to the limitations discussed above, the Board of Directors determines the term and exercise or purchase price of other awards granted under the 2014 Equity Incentive Plan. The Board of Directors also determines the terms and conditions of awards, including the vesting schedule and any forfeiture provisions. Awards under the 2014 Equity Incentive Plan may vest upon the passage of time or upon the attainment of certain performance criteria established by the Board of Directors.

We may from time to time grant options to purchase common stock to non-employees for advisory and consulting services. Pursuant to ASC 505-50, Equity-Based Payments to Non-Employees, we periodically remeasure the fair value of these stock options using the Black-Scholes option pricing model and recognize expense ratably over the vesting period of each stock option award. Non-employee stock compensation is included in the Condensed Consolidated Statements of Operation in general and administrative, research and development or sales and marketing expenses, depending upon the nature of the non-employee services provided.

The per-share fair value of each stock option was determined on the date of grant using the Black-Scholes option pricing model using the following assumptions:

	Three months ended March 31,
	2014	2013

Dividend yield	-	-
Risk-free interest rate	1.74% - 2.68%	0.83%-1.13%
Expected term (in years)	5-10	5-10
Volatility	66%	65%

Total stock-based compensation expense related to options granted to employees and non-employees was included in the unaudited Condensed Consolidated Statements of Operations as follows:

	Three months ended March 31,
	2014	2013

Sales and marketing	$100,522	$24,686
Research and development	87,947	19,655
General and administrative	178,171	41,814
	$366,640	$86,155

10. Employee Benefit Plan

The Company administers a 401(k) retirement plan (the "Plan") in which all employees are eligible to participate. Each eligible employee may elect to contribute to the Plan. During the years ended December 31, 2013 and 2012, the Company has made no matching contributions.